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                         ASSIGNMENT AND ASSUMPTION OF

                           STOCK PURCHASE AGREEMENT


                  THIS ASSIGNMENT AND ASSUMPTION OF STOCK PURCHASE AGREEMENT made as of this 25th day of June, 1997, between NORTH ATLANTIC TRADING ACQUISITION COMPANY, INC., a Delaware corporation to be renamed North Atlantic Trading Company, Inc. and the successor in interest to NTC Holding, LLC ("Assignor"), and NORTH ATLANTIC OPERATING COMPANY, INC., a Delaware corporation and wholly-owned subsidiary of Assignor ("Assignee").

                             W I T N E S S E T H:
                             - - - - - - - - - -

                  WHEREAS, reference is made to a certain Assignment and Assumption, dated as of the date hereof, whereby NTC Holding, LLC ("LLC") assigned to Assignor, as its successor in interest, all of its rights, title and interests in and to, and Assignee assumed all obligations relating thereto, all of the assets and properties LLC, including, without limitation, all of LLC's rights interests, and obligations under that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of April 17, 1997, between NATC Holding Company, Ltd., a Bermuda corporation, and LLC; and

                  WHEREAS, Section 12.11 of the Stock Purchase Agreement permits Assignor to assign all of its rights, interest and obligations under the Stock Purchase Agreement to a wholly-owned

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subsidiary of Assignor; and

                  WHEREAS, Assignee is a wholly-owned subsidiary of Assignor; and

                  WHEREAS, Assignor desires to assign all of its right, title and interest in and to the Stock Purchase Agreement to Assignee as a contribution to its capital, and Assignee desires to accept such assignment and assume all of the obligations of Assignor under the Stock Purchase Agreement;

                  NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Assignor hereby assigns, transfers and conveys to Assignee all of Assignor's rights, title and interests under the Stock Purchase Agreement.

                  2. Assignee accepts said assignment by Assignee of all of Assignor's rights, title and interests in the Stock Purchase Agreement and

Assignee hereby agrees to assume and perform all of Assignor's obligations under the Stock Purchase Agreement; provided, however, that, as required pursuant to
Section 12.11 of the Stock Purchase Agreement, LLC shall remain primarily liable thereunder.

                  3. This Assignment and Assumption of Stock Purchase Agreement shall be binding upon Assignor and Assignee and shall

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be governed by the laws of the State of New York without regard to its principles of conflict of laws.

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                  IN WITNESS WHEREOF, the undersigned have executed this
Assignment and Assumption of Stock Purchase Agreement as of the date first stated above.

                                      NORTH ATLANTIC TRADING
                                      ACQUISITION COMPANY, INC.

                                      By: /s/ Thomas F. Helms, Jr.
                                          --------------------------------
                                          Thomas F. Helms, Jr.
                                          President


                                      NORTH ATLANTIC OPERATING COMPANY, INC.

                                      By: /s/ Thomas F. Helms, Jr.
                                          --------------------------------
                                          Thomas F. Helms, Jr.
                                          President



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